Exhibit 99.3

STOCKHOLDER TENDER AND VOTING AGREEMENT

     This STOCKHOLDER TENDER AND VOTING AGREEMENT dated as of September 15, 2005 (as the same may be amended from time to time, this "Agreement") among Océ N.V., a company organized under the laws of the Netherlands ("Parent"), Orange Merger Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Purchaser"), and each individual listed on the signature pages of this Agreement (each, a "Stockholder" and collectively, the "Stockholders"), each an owner of Company Common Stock of Imagistics International, Inc., a Delaware corporation (the "Company").

RECITALS

     WHEREAS, in order to induce Parent and Purchaser to enter into the Agreement and Plan of Merger dated as of the date hereof with the Company (the "Merger Agreement"), Parent and Purchaser have requested that each Stockholder, and each Stockholder has agreed, severally and not jointly, to enter into this Agreement;

     WHEREAS, each Stockholder, Parent and Purchaser desire to make certain representations, warranties, covenants and agreements in connection with this Agreement; and

     WHEREAS, capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

     NOW, THEREFORE, in consideration of the premises and of the representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE I
TENDER OF SHARES; VOTING; EXPIRATION

     Section 1.1 Tender of Shares. Promptly, but in any event no later than fifteen (15) business days following the commencement of the Offer, each Stockholder shall tender in the Offer, and, to the extent consistent with applicable Law, not withdraw or cause to be withdrawn, any or all shares of Company Common Stock currently owned by such Stockholder and over which such Stockholder exercises sole voting and disposition control and any additional shares of Company Common Stock subsequently acquired by such Stockholder and with respect to which such Stockholder exercises sole voting and disposition control (including, without limitation, acquisitions by purchase, by the exercise of Company Stock Options or otherwise) after the date of this Agreement (collectively, the "Subject Shares"); provided, however, that (i) a Stockholder shall not be required for purposes of this Agreement to exercise any unexercised Company Stock Options held by such Stockholder; (ii) a Stockholder shall not have any obligation under this Section 1.1 to tender his or her Subject Shares into the Offer if that tender would cause him or her to incur liability under Section 16(b) of the Exchange Act; and (iii) a Stockholder shall not have any obligation under this Agreement with respect to restricted shares of Company Common Stock as to which such Stockholder does not have the power both to vote and to dispose.

     Section 1.2 Voting. If his or her Subject Shares have not been previously accepted for payment and paid for by Purchaser pursuant to the Offer, and so long as neither Parent nor Purchaser is in breach of the Offer or the Merger Agreement, then each Stockholder hereby agrees that at any meeting of the stockholders of the Company, however called, or in any written consent in lieu thereof, he or she shall vote his or her Subject Shares (i) in favor of the Merger and (ii) against any action or agreement that would impede, interfere with, delay, postpone, discourage or adversely affect the Merger or the Offer, including, but not limited to any agreement or arrangement related to an Acquisition Proposal.

     Section 1.3 Proxy. Each Stockholder hereby grants to Purchaser, and to each officer of Parent, a proxy to vote his or her Subject Shares as indicated in Section 1.2 until the expiration of this Agreement pursuant to Section 1.4. Each Stockholder intends this proxy to be, and this proxy is, irrevocable and coupled with an interest and each Stockholder will immediately take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by him or her with respect to his or her Subject Shares.

     Section 1.4 Expiration. This Agreement and the rights and obligations of the respective parties hereto under this Agreement shall terminate, and be of no further force or effect, on the earlier to occur of (A) the Effective Time and (B) the termination of the Merger Agreement in accordance with its terms.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

     Each Stockholder represents and warrants to Parent and Purchaser as to himself or herself, severally and not jointly, as follows:

     Section 2.1 Valid Title. He or she is the sole, true and lawful owner of his or her Subject Shares acquired prior to the date hereof, with no restrictions on his or her rights of disposition pertaining thereto, except for any applicable restrictions on Transfer (as defined below) under the Securities Act.

     Section 2.2 Authority; Non-Contravention. He or she has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder, enforceable against him or her in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and similar laws relating to creditors' rights and to general principles of equity. The execution and delivery of this Agreement by such Stockholder does not, and the consummation of the transactions contemplated of him or her by this Agreement and compliance by him or her with the provisions of this Agreement will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under, or result in the creation of any lien upon any of his or her properties or assets under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding on the Stockholder. No consent, approval, order or authorization of, or registration, declaration or filing with or exemption by any Governmental Entity is required by or with respect to him or her in connection with his or her execution and delivery of this Agreement or the consummation by him or her of the transactions contemplated by this Agreement, except for applicable requirements, if any, under the Exchange Act and the rules and regulations thereunder.

     Section 2.3 Total Shares. Except to the extent of any Subject Shares acquired after the date hereof, the number of shares of Company Common Stock set forth opposite such Stockholder’s name on Exhibit A hereto are the only shares of Company Common Stock owned by him or her and over which such Stockholder exercises sole voting and disposition control.

     Section 2.4 Finder's Fees. Except as set forth in the Merger Agreement, no investment banker, broker or finder is entitled to a commission or fee from Parent, Purchaser, the Company or any of their respective Affiliates in respect of this Agreement based upon any arrangement or agreement made by or on behalf of the Stockholder.

     Section 2.5 Proxy. None of the Subject Shares are subject to any voting agreement or proxy on the date of this Agreement, except pursuant to this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER

      Parent and Purchaser represent and warrant to each Stockholder that:

     Section 3.1 Corporate Power and Authority. Parent and Purchaser each have all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of each of Parent and Purchaser. This Agreement has been duly executed and delivered by each of Parent and Purchaser and constitutes a valid and binding obligation of each of Parent and Purchaser, respectively, enforceable against each of them in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and similar laws relating to creditors' rights and to general principles of equity.

ARTICLE IV
COVENANTS OF THE STOCKHOLDERS

     Section 4.1 Covenants of the Stockholders. Subject to Section 5.11, each Stockholder agrees as to himself or herself, severally and not jointly, as follows:

      (a) Except as contemplated by the terms of this Agreement, he or she shall not:

(i) sell, transfer, pledge, assign or otherwise dispose of (“Transfer”), or enter into any contract, option or other arrangement or understanding with respect to the Transfer of his or her Subject Shares to any person, other than Purchaser or Purchaser's designee. Any attempted Transfer in violation of this Section 4.1(a)(i) shall be null and void;

(ii) enter into, or otherwise subject his or her Subject Shares to, any voting arrangement, whether by proxy, voting agreement, voting trust, power-of-attorney or otherwise, with respect to his or her Subject Shares; or

(iii) take any other action that would in any way restrict, limit or interfere with the performance of his or her obligations hereunder or the transactions contemplated to be performed by him or her hereunder;

provided, however, that notwithstanding the foregoing, any Stockholder shall be permitted to Transfer Subject Shares to any Person so long as the transferee agrees by written instrument reasonably acceptable to Parent to be bound by the terms of this Agreement as a Stockholder hereunder.

     (b) He or she hereby irrevocably and unconditionally waives, and agrees to prevent the exercise of, any rights of appraisal or rights to dissent in connection with the Merger that he or she may have with respect to his or her Subject Shares.

     Section 4.2 Further Assurances. Each Stockholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, consents and other instruments as Parent or Purchaser may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement and to vest the power to vote his or her Subject Shares as contemplated by Section 1.3. Parent and Purchaser jointly and severally agree to use reasonable best efforts to take, or cause to be taken, all actions necessary to comply promptly with all legal requirements that may be imposed with respect to the transactions contemplated by this Agreement.

ARTICLE V
MISCELLANEOUS

     Section 5.1 Expenses. All costs and expenses incurred by any party in connection with this Agreement shall be paid by the party incurring such cost or expense.

     Section 5.2 Specific Performance. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties will be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

     Section 5.3 Notices. All notices and other communications hereunder will be in writing and will be deemed given if delivered personally, telecopied (which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as is specified by like notice):

      (a) if to Purchaser or Parent to:

Océ N.V.
Urbanusweg 43
 5914 CC VENLO, The Netherlands
Attention: Rokus van Imperen
Facsimile No.: +31 77 359 5436

with copies to:

Reed Smith LLP
435 Sixth Avenue
Pittsburgh, PA 15219
Attention: David L. DeNinno, Esq.
Telecopier: (412) 288-3063

     (b) if to any given Stockholder, to the relevant Stockholder at his or her address on the books of the Company.:

with copies to:

Imagistics International Inc.
100 Oakview Drive
Trumbull, CT 06611
Attention: Mark S. Flynn
Facsimile No.: (203) 365-2353

      and to:

Davis Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
Attention: Louis L. Goldberg
Facsimile No.: (212) 450-3800

or to any other address or facsimile number as that party may hereafter specify for this purpose by notice to the other parties. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received before 5 p.m. on a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

     Section 5.4 Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

     Section 5.5 Assignment. Except as provided in Section 4.1, neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of each of the other parties and any such purported assignment without such prior written consent shall be null and void; provided, however, that Purchaser and Parent may assign this Agreement and any of their respective rights, interests and obligations hereunder to any of their respective direct or indirect wholly owned Subsidiaries without such prior written consent. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Each Stockholder agrees as to himself or herself, severally and not jointly, that this Agreement and his or her obligations hereunder shall attach to his or her Subject Shares and shall be binding upon any person or entity to which legal ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including each Stockholder's heirs, guardians, administrators or successors.

     Section 5.6 GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE, EXECUTED, DELIVERED AND PERFORMED WHOLLY WITHIN THE STATE OF DELAWARE, WITHOUT REGARD TO ANY APPLICABLE PRINCIPLES OF CONFLICTS OF LAW, EXCEPT AS OTHERWISE REQUIRED BY THE DGCL.

     Section 5.7 Counterparts. This Agreement may be executed in two or more counterparts and upon facsimiles, all of which will be considered one and the same agreement and will become effective when two or more counterparts have been signed by each of the parties, it being understood that all parties need not sign the same counterpart.

     Section 5.8 Interpretation. When a reference is made in this Agreement to a Section, such reference will be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement they will be deemed to be followed by the words "without limitation". Capitalized terms used herein and not defined have meanings ascribed thereto in the Merger Agreement.

      Section 5.9 Stop Transfer Restriction. In furtherance of this Agreement, each Stockholder shall and hereby does authorize the Company and Purchaser's counsel to notify the Company's transfer agent that there is a stop transfer restriction with respect to all of his or her Subject Shares (and that this Agreement places limits on the voting and Transfer of his or her Subject Shares); provided, however, that (a) each such notification to the Company's transfer agent in accordance with this Section 5.9 shall provide that the relevant stop transfer restriction shall not limit the exercise by such Stockholder of his or her Company Stock Options and (b) any

such stop transfer restriction shall terminate upon the expiration of this Agreement pursuant to Section 1.4 and, upon such event, Purchaser shall notify the Company's transfer agent of such termination.

     Section 5.10 Entire Agreement; No Third Party Beneficiaries. This Agreement (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     Section 5.11 Stockholder Capacity. By executing and delivering this Agreement, no Stockholder makes any agreement or understanding herein in his or her capacity as a director, officer or employee of the Company or of any Subsidiary of the Company. Each Stockholder is signing and entering into this Agreement solely in his or her capacity as the owner of his or her Subject Shares, and nothing herein shall limit or affect in any way any actions that may be hereafter taken or not taken by him or her in his or her capacity as an employee, officer or director of the Company or any Subsidiary of the Company.

     Section 5.12 Validity. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provisions hereof, which will remain in full force and effect. Upon any determination that any term or other provision is invalid or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in order that the transactions contemplated by this Agreement may be consummated as originally contemplated to the fullest extent possible and, failing such agreement, a court of competent jurisdiction shall be empowered to so modify this Agreement.

     Section 5.13 Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement will survive the Effective Time or any termination or expiration of this Agreement.

     Section 5.14 Jurisdiction. Each of Parent, Purchaser and each Stockholder as to himself or herself hereby expressly and irrevocably submits to the non-exclusive personal jurisdiction of the United States District Court for the District of Delaware and to the jurisdiction of any other competent court of the State of Delaware (collectively, the "Delaware Courts"), in connection with all disputes arising out of or in connection with this Agreement or the transactions contemplated hereby and agrees not to commence any litigation relating thereto except in such courts. Each such party hereby waives the right to any other jurisdiction or venue for any litigation arising out of or in connection with this Agreement or the transactions contemplated hereby to which any of them may be entitled by reason of its present or future domicile. Notwithstanding the foregoing, each such party agrees that each of the other parties shall have the right to bring any action or proceeding for enforcement of a judgment entered by the Delaware Courts in any other court or jurisdiction.

     Section 5.15. Stockholder Obligations Several and Not Joint. The obligations of each Stockholder hereunder shall be several and not joint and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.

[Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, Parent, Purchaser and each Stockholder have caused this Agreement to be signed, in the case of Parent and Purchaser, by their respective officers thereunto duly authorized, as of the date first written above.

OCÉ N.V.

By:	/s/ R. L. van Iperen

	Name:	R. L. van Iperen
	Title:	President/CEO

ORANGE MERGER CORP.

By:	/s/ R. L. van Iperen

	Name:	R. L. van Iperen
	Title:	President/CEO

     IN WITNESS WHEREOF, Parent, Purchaser and each Stockholder have caused this Agreement to be signed, in the case of Parent and Purchaser, by their respective officers thereunto duly authorized, as of the date first written above.

MARC C. BRESLAWSKY

By:	/s/ Marc C. Breslawsky

     IN WITNESS WHEREOF, Parent, Purchaser and each Stockholder have caused this Agreement to be signed, in the case of Parent and Purchaser, by their respective officers thereunto duly authorized, as of the date first written above.

JOSEPH D. SKRZYPCZAK

By:	/s/ Joseph D. Skrzypczak

     IN WITNESS WHEREOF, Parent, Purchaser and each Stockholder have caused this Agreement to be signed, in the case of Parent and Purchaser, by their respective officers thereunto duly authorized, as of the date first written above.

CHRISTINE B. ALLEN

By:	/s/ Christine B. Allen

     IN WITNESS WHEREOF, Parent, Purchaser and each Stockholder have caused this Agreement to be signed, in the case of Parent and Purchaser, by their respective officers thereunto duly authorized, as of the date first written above.

MARK S. FLYNN

By:	/s/ Mark S. Flynn

     IN WITNESS WHEREOF, Parent, Purchaser and each Stockholder have caused this Agreement to be signed, in the case of Parent and Purchaser, by their respective officers thereunto duly authorized, as of the date first written above.

NATHANIEL M. GIFFORD

By:	/s/ Nathaniel M. Gifford

EXHIBIT A

SUBJECT SHARES

Name	Subject Shares
Marc C. Breslawsky	149,164
Joseph D. Skrzypczak	38,129
Christine B. Allen	4,626
Mark S. Flynn	3,926
Nathaniel M. Gifford	4,652